Filed Pursuant to Rule 497(e)
1933 Act File No. 033-08746
1940 Act File No. 811-04840

THE TOCQUEVILLE TRUST

On behalf of The Tocqueville Trust and pursuant to Rule 497(e) under the Securities Act of 1933, as amended, attached for filing are exhibits containing interactive data format summary information that mirrors the summary information in a supplement, dated December 27, 2012, to the Prospectus for The Tocqueville International Value Fund, which was filed pursuant to Rule 497(e) on December 27, 2012.  The purpose of this filing is to submit the 497(e) filing dated December 27, 2012 in XBRL for the Tocqueville International Value Fund.

The XBRL exhibits attached hereto consist of the following:

Exhibit	Exhibit No.
Instance Document	EX-101.INS
Schema Document	EX-101.SCH
Calculation Linkbase Document	EX-101.CAL
Definition Linkbase Document	EX-101.DEF
Label Linkbase Document	EX-101.LAB
Presentation Linkbase Document	EX-101.PRE